Exhibit 10.13

INCREMENTAL MAINLINE FT                                              System Contract .2275

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

SERVICE AGREEMENT

between

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

and

WASHINGTON GAS LIGHT COMPANY

DATED

AUGUST 1, 1991

AGREEMENT ID
267.

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

SERVICE AGREEMENT

     THIS AGREEMENT entered into this 1st day of August, 1991, by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as “Seller,” first party, and WASHINGTON GAS LIGHT COMPANY, hereinafter referred to as “Buyer,” second party,

W I T N E S S E T H

     WHEREAS, Seller has offered to interested parties pursuant to a letter dated December 11, 1987 certain firm transportation capacity under Seller’s Rate Schedule FT; and

     WHEREAS, Buyer has nominated for firm transportation service pursuant to the December 11, 1987 letter; and

     WHEREAS, Seller agrees to receive, transport and redeliver or cause the redelivery of such quantities of natural gas as requested under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, Seller and Buyer agree as follows:

ARTICLE I

GAS TRANSPORTATION SERVICE

     1.     Subject to the terms and provisions of this agreement and of Seller’s Rate Schedule FT, Buyer agrees to deliver or cause to be delivered to Seller gas for transportation and Seller agrees to receive, transport and redeliver natural gas to Buyer or for the account of Buyer, on a firm basis, up to the dekatherm equivalent of a Transportation Contract Quantity (“TCQ”) of 1,750 Mcf per day.

     2.     Transportation service rendered hereunder shall not be subject to curtailment or interruption except as provided in Section 11 of the General Terms and Conditions of Seller’s FERC Gas Tariff.

ARTICLE II

POINT(S) OF RECEIPT

     Buyer shall deliver or cause to be delivered gas at the point(s) of receipt hereunder at a pressure sufficient to allow the gas to enter Seller’s pipeline system at the varying pressures that may exist in such system from time to time; provided, however, that such pressure of the gas delivered or caused to be delivered by Buyer shall not exceed the maximum operating pressure(s) specified below. In the event the maximum operating pressure(s) of Seller’s pipeline system, at the point(s) of receipt hereunder, is from time to time increased or decreased, then the maximum allowable pressure(s) of the gas

1

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

SERVICE AGREEMENT

(Continued)

delivered or caused to be delivered by Buyer to Seller at the point(s) of receipt shall be correspondingly increased or decreased upon written notification of Seller to Buyer. The point(s) of receipt for natural gas received for transportation pursuant to this agreement shall be:

See EXHIBIT A for Points of Receipt

ARTICLE III

POINT(S) OF DELIVERY

      Seller shall redeliver to Buyer or for the account of Buyer the gas transported hereunder at the following point(s) of delivery and at a pressure(s) of:

See EXHIBIT B for Points of Delivery

ARTICLE IV

TERM OF AGREEMENT

      This agreement shall be effective as of August 1, 1991 and shall remain in force and effect until 8:00 a.m. Eastern Standard Time March 2, 1998 and thereafter until terminated by Seller or Buyer upon at least three (3) years written notice; provided, however, this agreement shall terminate immediately and, subject to the receipt of necessary authorizations, if any, Seller may discontinue service hereunder if (a) Buyer, in Seller’s reasonable judgment fails to demonstrate credit worthiness, and (b) Buyer fails to provide adequate security in accordance with Section 8.3 of Seller’s Rate Schedule FT. As set forth in Section 8 of Article II of Seller’s August 7, 1989 revised Stipulation and Agreement in Docket Nos. RP88-68 et. al., (a) pregranted abandonment under Section 284.221(d) of the Commission’s Regulations shall not apply to any long term conversions from firm sales service to transportation service under Seller’s Rate Schedule FT and (b) Seller shall not exercise its right to terminate this service agreement as it applies to transportation service resulting from conversions from firm sales service so long as Buyer is willing to pay rates no less favorable than Seller is otherwise able to collect from third parties for such service.

ARTICLE V

RATE SCHEDULE AND PRICE

      1.     Buyer shall pay Seller for natural gas delivered to Buyer hereunder in accordance with Seller’s Rate Schedule FT and the applicable provisions of the General Terms and Conditions of Seller’s FERC Gas Tariff as filed with the Federal Energy Regulatory Commission, and as the same may be legally amended or superseded from

2

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

SERVICE AGREEMENT

(Continued)

time to time. Such Rate Schedule and General Terms and Conditions are by this reference made a part hereof.

      2.     Seller and Buyer agree that the quantity of gas that Buyer delivers or causes to be delivered to Seller shall include the quantity of gas retained by Seller for applicable compressor fuel, line loss make-up (and injection fuel under Seller’s Rate Schedule GSS, if applicable) in providing the transportation service hereunder, which quantity may be changed from time to time and which will be specified in the currently effective Sheet No. 44 of Volume No. 1 of this Tariff which relates to service under this agreement and which is incorporated herein.

      3.     In addition to the applicable charges for firm transportation service pursuant to Section 3 of Seller’s Rate Schedule FT, Buyer shall reimburse Seller for any and all filing fees incurred as a result of Buyer’s request for service under Seller’s Rate Schedule FT, to the extent such fees are imposed upon Seller by the Federal Energy Regulatory Commission or any successor governmental authority having jurisdiction.

ARTICLE VI

MISCELLANEOUS

      1.     This Agreement supersedes and cancels as of the effective date hereof the following contract(s) between the parties hereto:

              Agreement between Buyer and Seller dated April 10, 1990.

      2.     No waiver by either party of any one or more defaults by the other in the performance of any provisions of this agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

      3.     The interpretation and performance of this agreement shall be in accordance with the laws of the State of Texas, without recourse to the law governing conflict of laws, and to all present and future valid laws with respect to the subject matter, including present and future orders, rules and regulations of duly constituted authorities.

      4.     This agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

      5.     Notices to either party shall be in writing and shall be considered as duly delivered when mailed to the other party at the following address:

3

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

SERVICE AGREEMENT

(Continued)

(a)	If to Seller: Transcontinental Gas Pipe Line Corporation P.O. Box 1396 Houston, Texas 77251

(b)	If to Buyer: Washington Gas Light Company 6801 Industrial Road Springfield, Virginia 22151 Attention: Mr. Frank Hollewa

Such addresses may be changed from to time by mailing appropriate notice thereof to the other party by certified or registered mail.

      IN WITNESS WHEREOF, the parties hereto have caused this agreement to be signed by their respective officers or representatives thereunto duly authorized.

TRANSCONTINENTAL GAS PIPE LINE CORPORATION
(Seller)

By

Thomas E. Skains Senior Vice President Transportation and Customer Services

WASHINGTON GAS LIGHT COMPANY (Buyer)

By	/s/ [ILLEGIBLE]

Title: Vice Chairman of the Board

4

System Contract #.2275

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

EXHIBIT “A”
(FT)

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/d)*
1.	Suction Side of Seller’s Compressor Station 30 at the Existing Point of Interconnection between Seller’s Central Texas Lateral and Seller’s Mainline at Wharton County, Texas. (Station 30 TP# 7133)	298
2.	Existing Point of Interconnection between Seller and Valero Transmission Company (Seller Meter No. 3396) at Wharton County, Texas. (Wharton Valero TP# 6690)	298
3.	Existing Point of Interconnection between Seller and Meter named Spanish Camp (Seller Meter No. 3365) Wharton County, Texas. (Spanish Camp-Delhi TP# 6895)	298
4.	Existing Point of Interconnection between Seller and Meter named Denton Cooley #l (Seller Meter No. 3331), in Fort Bend County, Texas. (Denton Cooley #l-TP# 1106)	298
5.	Existing Point of Interconnection between Seller and Meter named Randon East (Fulshear) (Seller Meter No. 1427), in Fort Bend County, Texas. (Randon East (Fulshear) TP# 299)	298
6.	Existing Point of Interconnection between Seller and Houston Pipeline Company (Seller Meter No. 3364) at Fulshear, Fort Bend County, Texas. (Fulshear-HPL TP# 6097)	298

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

EXHIBIT “A”
(Continued)

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/d)*
7.	Existing Point of Interconnection between Seller and Meter named White Oak Bayou-Exxon Gas System, Inc. (Seller Meter No. 3545), in Harris County, Texas. (White Oak Bayou-EGSI TP# 1036)	298
8.	Existing Point of Interconnection between Seller and Houston Pipeline Company (Seller Meter No. 4359) at Bammel, Harris County, Texas. (Bammel-HPL TP# 6014)	298
9.	Existing Point of Interconnection between Seller and Delhi Pipeline Company (Seller Meter No. 3346) at Hardin County, Texas. (Hardin-Delhi TP# 6696)	298
10.	Existing Point of Interconnection between Seller and Meter named Vidor Field Junction (Seller Meter No. 3554), in Jasper County, Texas. (Vidor Field Junction TP# 2337)	298
11.	Existing Point of Interconnection between Seller and Meter named Starks McConathy (Seller Meter No. 3535), in Calcasieu Parish, Louisiana. (Starks McConathy TP# 7346)	298
12.	Existing Point of Interconnection between Seller and Meter named DeQuincy Intercon (Seller Meter No. 2698), in Calcasieu Parish, Louisiana. (DeQuincy Intercon TP# 7035)	298

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

EXHIBIT “A”
(Continued)

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/d)*
13.	Existing Point of Interconnection between Seller and Meter named DeQuincy Great Scott (Seller Meter No. 3357), in Calcasieu Parish, Louisiana. (DeQuincy Great Scott TP# 6809)	298
14.	Existing Point of Interconnection between Seller and Meter named Perkins-Phillips (Seller Meter No. 3532), in Calcasieu Parish, Louisiana. (Perkins-Phillips TP# 7508)	298
15.	Existing Point of Interconnection between Seller and Meter named Perkins (Intercon) (Seller Meter No. 3395), in Calcasieu Parish, Louisiana. (Perkins (Intercon) TP# 7036)	298
16.	Existing Point of Interconnection between Seller and Meter named Perkins East (Seller Meter No. 2369), in Beauregard Parish, Louisiana. (Perkins East TP# 139)	298
17.	Discharge Side of Seller’s Compressor Station 45 at the Existing Point of Interconnection between Seller’s Southwest Louisiana Lateral and Seller’s Mainline Beauregard Parish, Louisiana. (Station 45 TP# 7101)	735
18.	Existing Point of Interconnection between Seller and Texas Eastern Transmission Corporation (Seller Meter No. 4198) at Ragley, Beauregard Parish, Louisiana. (Ragley-TET TP# 6217)	735

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

EXHIBIT “A”
(Continued)

		Buyer's
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/d)*
19.	Existing Point of Interconnection between Seller and Trunkline Gas Company (Seller Meter No. 4215) at Ragley, Beauregard Parish, Louisiana. (Ragley-Trunkline TP# 6218)	735
20.	Existing Point of Interconnection between Seller and Tennessee Gas Transmission Company (Seller Meter No. 3371) at Kinder, Allen Parish, Louisiana. (Kinder TGT TP# 6149)**	735
21.	Existing Point of Interconnection between Seller and Texas Gas Transmission Corporation (Seller Meter Nos. 3227,4314, 4457) at Eunice, Evangeline Parish, Louisiana. (Eunice Mamou Tx. Gas TP# 6923)	735
22.	Suction Side of Seller’s Compressor Station 50 at the Existing Point of Interconnection between Seller’s Central Louisiana Lateral and Seller’s Mainline Evangeline Parish, Louisiana. (Station 50 TP# 6948)	1,068
23.	Existing Point of Interconnection between Seller and Columbia Gulf Transmission Corporation (Seller Meter No. 3142) at Eunice, Evangeline Parish, Louisiana. (Eunice Evangeline Col. Gulf TP# 6414)	1,068
24.	Discharge Side of Seller’s Compressor Station 54 at Seller’s Washington Storage Field, St. Landry Parish, Louisiana. (Station 54 TP# 6768)****	1,068

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

EXHIBIT “A”
(Continued)

		Buyer's
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/d)*
25.	Existing Point of Interconnection between Seller and Acadian Pipeline (Seller Meter No. 3506) in Pointe Coupee Parish, Louisiana. (Morganza-Acadian Pipeline TP# 7060)	1,068
26.	Existing Point of Interconnection (Seller Meter No. 3272) at M.P. 566.92, Morganza Field, Pointe Coupee Parish, Louisiana. (Morganza Field TP# 576)	1,068
27.	Existing Point of Interconnection between Seller and Meter named West Feliciana Parish-Creole (Seller Meter No. 4464, in West Feliciana Parish, Louisiana. (West Feliciana Parish- Creole TP# 7165)	1,068
28.	Existing Point of Interconnection between Seller and Mid-Louisiana Gas Company (Seller Meter Nos. 4137, 4184, 3229) at Ethel, East Feliciana Parish, Louisiana. (Ethel-Mid LA TP# 6083)	1,068
29.	Existing Point of Interconnection between Seller and Meter named Liverpool Northwest (Seller Meter No. 3390), in St. Helena Parish, Louisiana. (Liverpool Northwest TP# 6757)	1,068
30.	Suction Side of Seller’s Compressor Station 62 on Seller’s Southeast Louisiana Lateral in Terrebonne Parish Louisiana. (Station 62 TP# 7141)	683
31.	Existing Point of interconnection between Seller and Meter named Texas Gas - TLIPCO - Thibodeaux (Seller Meter No. 3533), in Lafourche Parish, Louisiana. (TXGT-TLIPCO- Thibodeaux TP# 7206)	683

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

EXHIBIT “A”
(Continued)

		Buyer's
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/d)*
32.	Existing Point of Interconnection between Seller and Meter named Romeville- Monterey (Seller Meter No. 4410), in St. James Parish, Louisiana. (Romeville-Monterey Pipeline TP# 580)	683
33.	Existing Point of Interconnection between Seller and Meter named St. James CCIPC (Seller Meter No. 4462), in St. James Parish, Louisiana. (St. James CCIPC TP# 7164)**	683
34.	Existing Point of Interconnection between Seller and Meter named St. James Faustina (St. Amelia) (Seller Meter No. 3328), in St. James Parish, Louisiana. (St. James Faustina (St. Amelia) TP# 6268)**	683
35.	Existing Point of Interconnection between Seller and Meter named St. James Acadian (Seller Meter No. 4366), in St. James Parish, Louisiana. (St. James Acadian TP# 6677)**	683
36.	Existing Point of Interconnection between Seller and Meter named Livingston-Flare (Seller Meter No. 3540), in Livingston Parish, Louisiana. (Livingston-Flare TP# 8739)	683
37.	Existing Point of Interconnection between Seller and Florida Gas Transmission Company (Seller Meter No. 3217) at St . Helena, St. Helena Parish, Louisiana. (St. Helena FGT TP# 6267)	683

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

EXHIBIT “A”
(Continued)

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/d)*
38.	Existing Point of Interconnection between Seller and Meter named Beaver Dam Creek (Seller Meter No. 3536), in St. Helena Parish, Louisiana. (Beaver Dam Creek TP# 8218)	683
39.	Suction Side of Seller’s Compressor Station 65 at the Existing Point of Interconnection between Seller’s Southeast Louisiana Lateral and Seller’s Mainline St. Helena Parish, Louisiana. (Station 65 TP# 6685)	1,750
40.	Existing Point of Interconnection between Seller and Meter named Amite County/Koch (Seller Meter No. 3332), in Amite County, Mississippi (Amite County/Koch TP# 6701)	1,750
41.	Existing Point of Interconnection between Seller and Meter named McComb (Seller Meter No. 3461), in Pike County, Mississippi. (McComb TP# 6446)	1,750
42.	Existing Point of Interconnection between Seller and United Gas Pipe Line Company at Holmesville (Seller Meter No. 3150), Pike County, Mississippi. (Holmesville- United TP# 6128)	1,750
43.	Discharge Side of Seller’s Compressor Station 70 at M.P. 661.77 in Walthall County, Mississippi. (M.P. 661.77 - Station 70 Discharge TP# 7142)	1,750
44.	Existing Point of Interconnection between Seller and United Gas Pipe Line Company at Walthall (Seller Meter No. 3095), Walthall County, Mississippi. (Walthall- UGPL TP# 6310)***	1,750

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

EXHIBIT “A”
(Continued)

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/d)*
45.	Existing Point of Interconnection between Seller and Meter named Darbun-Pruett 34-10 (Seller Meter No. 3446) at M.P. 668.46 on Seller’s Main Transmission Line, Darbun Field, Walthall County, Mississippi. (Darbun Pruett TP# 6750)	1,750
46.	Existing Point of Interconnection between Seller and Meter named Ivy Newsome (Seller Meter No. 3413) in Marion County, Mississippi. (Ivy Newsome TP# 6179)	1,750
47.	Existing Point of Interconnection between Seller and West Oakvale Field at M.P. 680.47-Marion County, Mississippi. (M.P. 680.47-West Oakvale Field TP# 7144)	1,750
48.	Existing Point of Interconnection between Seller and East Morgantown Field at M.P. 680.47 in Marion County, Mississippi. (M.P. 680.47-E. Morgantown Field TP# 7145)	1,750
49.	Existing Point of Interconnection between Seller and Greens Creek Field, at M.P. 681.84 Marion County, Mississippi. (M.P. 681.84 Greens Creek Field TP# 7146)	1,750
50.	Existing Point of Interconnection between Seller and Meter named M.P. 685.00-Oakville Unit 6-6 in Jefferson Davis County, Mississippi. (M.P. 685.00-Oakville Unit 6-6 TP# 1376)	1,750
51.	Existing Point of Interconnection between Seller and Meter named M.P. 687.23-Oakvale Field in Marion County, Mississippi. (M.P. 687.23-Oakvale Field TP# 7147)	1,750

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

EXHIBIT “A”
(Continued)

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/d)*
52.	Existing Point of Interconnection between Seller and Bassfield at named M.P. 696.40 in Marion County, Mississippi. (M.P. 696.40 Bassfield TP# 9439)	1,750
53.	Existing Point of Interconnection between Seller and Meter named Lithium/Holiday Creek-Frm (Seller Meter No. 3418, in Jefferson Davis County, Mississippi. (Lithium/Holiday Creek-Frm TP# 7041)	1,750
54.	Existing Point of Interconnection between Seller and S. W. Sumrall Field and Holiday Creek at M.P. 692.05-Holiday Creek in Jefferson Davis, Mississippi, (M.P. 692.05- Holiday Creek TP# 7159)	1,750
55.	Existing Point of Interconnection between Seller and ANR Pipe Line Company at Holiday Creek (Seller Meter No. 3241), Jefferson Davis County, Mississippi. (Holiday Creek-ANR TP# 398)	1,750
56.	Existing Point of Interconnection between Seller and Mississippi Fuel Company at Jeff Davis (Seller Meter No. 3252), Jefferson Davis County, Mississippi. (Jefferson Davis County-Miss Fuels TP# 6579)***	1,750
57.	Existing Point of Interconnection between Seller and Meter named Jefferson Davis-Frm (Seller Meter No. 4420), in Jefferson Davis County, Mississippi. (Jefferson Davis-Frm TP# 7033)	1,750

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

EXHIBIT “A”
(Continued)

		Buyer's
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/d)*
58.	Existing Point of Interconnection between Seller and Carson Dome Field M.P. 696.41, in Jefferson Davis County, Mississippi. (M.P. 696.41 — Carson Dome Field TP# 7148)	1,750
59.	Existing Point of Interconnection between Seller and Meter Station named Bassfield-ANR Company at M.P. 703.17 on Seller’s Main Transmission Line (Seller Meter No. 3238), Covington County, Mississippi. (Bassfield-ANR TP# 7029)	1,750
60.	Existing Point of Interconnection between Seller and Meter named Patti Bihm #l (Seller Meter No. 3468), in Covington County, Mississippi. (Patti Bihm #l TP# 7629)	1,750
61.	Discharge Side of Seller’s Compressor at Seller’s Eminence Storage Field (Seller Meter No. 4166 and 3160) Covington County, Mississippi. (Eminence Storage TP# 5561)	1,750
62.	Existing Point of Interconnection between Seller and Dont Dome Field at M.P. 713.39 in Covington County, Mississippi. (M.P. 713.39 — Dont Dome TP# 1396)	1,750
63.	Existing Point of Interconnection between Seller and Endevco in Covington County, Mississippi. (Hattiesburg-Interconnect Storage TP# 1686)	1,750
64.	Existing Point at M.P. 719.58 on Seller’s Main Transmission Line (Seller Meter No. 3544), Centerville Dome Field, Jones County, Mississippi. (Centerville Dome Field TP# 1532)	1,750

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

EXHIBIT “A”
(Continued)

		Buyer's
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/d)*
65.	Existing Point at M.P. 727.78 on Seller’s Main Transmission Line, Jones County, Mississippi. (Jones County-Gitano TP# 7166)	1,750
66.	Existing Point of Interconnection between Seller and a Meter named Koch Reedy Creek (Seller Meter No. 3333), Jones County, Mississippi. (Reedy Creek-Koch TP# 670)	1,750
67.	Existing Point of Interconnection between Seller and Meter named Sharon Field (Seller Meter No. 3000), in Jones County, Mississippi. (Sharon Field TP# 419)	1,750
68.	Existing Point of Interconnection between Seller and Tennessee Gas Transmission Company at Heidelberg (Seller Meter No. 3109), Jasper County, Mississippi. (Heidelberg-Tennessee TP# 6120)***	1,750
69.	Existing Point of Interconnection between Seller and Mississippi Fuel Company at Clarke (Seller Meter No. 3254), Clarke County, Mississippi. (Clarke County- Miss Fuels TP# 6047)***	1,750
70.	Existing Point of Interconnection between Seller and Meter named Clarke County-Koch at M.P. 757.29 in Clarke County, Mississippi. (Clarke County-Koch TP# 5566)	1,750
71.	Existing Point of Interconnection between Seller’s Mainline and Mobile Bay Lateral at Butler, Choctaw County, Alabama (Butler TP# 6034)	1,750

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

EXHIBIT “A”
(Continued)

		Buyer's
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/d)*
72.	Existing Point of Interconnection between Seller and Southern Natural Gas Company, (Seller Meter No. 4087) at Jonesboro, Clayton County, Georgia. (Jonesboro-SNG TP# 6141)	1,750

Buyer shall not tender, without the prior consent of Seller, at any point(s) of receipt on any day a quantity in excess of the applicable Buyer’s Cumulative Mainline Capacity Entitlement for such point(s) of receipt.

*	These quantities do not include the additional quantities of gas retained by Seller for applicable compressor fuel and line loss make-up provided for in Article V, 2 of this Service Agreement, which are subject to change as provided for in Article V, 2 hereof.

**	Receipt of gas by displacement only.

***	Receipt of gas limited to physical capacity of Seller’s lateral line facilities.

****	Buyer’s Cumulative Mainline Capacity Entitlement at Compressor Station 54 shall not supersede or otherwise affect any rights, obligations or limitations which are stated in Seller’s WSS Rate Schedule.

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

Exhibit B

	Point(s) of Delivery	Pressure
1.	Station 54*	Not applicable.
2.	Herndon Meter Station, located at mile post 1598.81 on Seller’s main transmission line, adjacent to State Highway 1212 on the east side and State Highway 606 on the north side, Fairfax County, Virginia.	Not less than fifty (50) pounds per square inch gauge or such other pressures as may be agreed upon in the day-to-day operations of Buyer and Seller.
3.	Bull Run Meter Station, located at mile post 1583.35 on Seller’s main transmission line, adjacent to Seller’s Compressor Station 185 located in Prince William County, Virginia.	Not less than fifty (50) pounds per square inch gauge or such other pressures as may be agreed upon in the day-to-day operations of Buyer and Seller.
4.	Seller’s Eminence Storage Field, Covington County, Mississippi.	Prevailing pressure in Seller’s pipeline system not to exceed maximum allowable operating pressure.

*	Delivery to Seller’s Washington Storage Field for injection into storage is subject to the terms, conditions and limitations of Seller’s WSS Rate Schedule.

B-1